Exhibit 99.2

COMPUTER HORIZONS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	June 30, 2006
					Company
	Company	Sale of RGII	Pro Forma		Pro Forma
	Historical (1)	(2)	Adjustments (3)		Combined
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$36,224	$	$13,281	(a),(b)	$49,505
Cash in escrow	$—	$—	$1,000	(b)	$1,000
Accounts receivable, net	50,784	(8,920)			41,864
Refundable income taxes	6,704	(149)	149	(c)	6,704
Other Receivables	2,591	—			2,591
Prepaid expenses and other	3,422	(239)			3,183
TOTAL CURRENT ASSETS	99,725	(9,308)	14,430		104,847
PROPERTY AND EQUIPMENT	46,837	(2,821)			44,016
Less accumulated depreciation	(42,469)	1,768			(40,701)
TOTAL PROPERTY AND EQUIPMENT, NET	4,368	(1,053)	—		3,315

OTHER ASSETS - NET:
Goodwill	10,034	(10,034)			—
Intangibles	1,472	(1,472)			—
Deferred income taxes	1,484	28	(28	)(c)	1,484
Other	3,260	(633)			2,627
TOTAL OTHER ASSETS	16,250	(12,111)	(28)		4,111
TOTAL ASSETS	$120,343	$(22,472)	14,402		$112,273

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$22,637	$(345)	$		$22,292
Accrued payroll, payroll taxes and benefits	11,070	(1,939)			9,131
Income taxes payable	1,150	—			1,150
Restructuring reserve	643	—			643
Deferred Compensation	577	—			577
Deferred income taxes	1,511	—			1,511
Other accrued expenses	4,136	(874)			3,262
TOTAL CURRENT LIABILITIES	41,724	(3,158)	—		38,566

OTHER LIABILITIES:
Deferred compensation	1,652	—			1,652
Change of control payable	2,316	—			2,316
Other	223	(95)			128
TOTAL LIABILITIES	45,915	(3,253)	—		42,662

SHAREHOLDERS’ EQUITY:
Preferred stock, $.10 par; authorized and unissued 200,000 shares, including 50,000 Series A		—			—
Common stock, $.10 par; authorized 100,000,000 shares; issued 33,158,105 shares at June 30, 2006 and December 31, 2005	3,315	—			3,315
Additional paid in capital	146,638	(25,339)			121,299
Accumulated other comprehensive loss	(136)	—			(136)
Retained earnings	(73,785)	6,120	14,402	(d)	(53,263)
	76,032	(19,219)	14,402		71,215
Less sharesheld in treasury, at cost; 254,914 and 1,118,014 shares at June 30, 2006 and December 31, 2005, respectively	(1,604)				(1,604)
TOTAL SHAREHOLDERS’ EQUITY	74,428	(19,219)	14,402		69,611
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$120,343	$(22,472)	$14,402		$112,273

(1)      As reported in Computer Horizons Corp. unaudited Quarterly Report on Form 10-Q for the six months ended June 30, 2006.

(2)      Derived from Computer Horizons unaudited financial information as of June 30, 2006

(3)    Loss on sale of RG II excluded

COMPUTER HORIZONS CORP. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Six Months Ended
	June 30, 2006
	Company			Company
	Historical	Sale of	Pro Forma	Pro Forma
	(1)	RGII (2)	Adjustments	Consolidated
REVENUES:
Commercial	$91,482	$	$	$91,482
Federal	19,952	(19,952)		—
Chimes	15,497			15,497
Total	126,931	(19,952)	—	106,979

COSTS AND EXPENSES:
Direct costs	83,608	(10,983)		72,625
Selling, general & administrative	41,577	(8,021)	766 (e)	34,322
Amortization of intangibles	466	(466)		—
Special charges / (credits)	213	—		213
Goodwill impairment	15,000	(15,000)		—
Total Costs	140,864	(34,470)	766	107,160

INCOME/(LOSS) FROM OPERATIONS	(13,933)	14,518	(766)	(181)

OTHER INCOME/(EXPENSE):
Interest income	851	(7)		844
Interest expense	(71)	7		(64)
	780	—	—	780

INCOME/(LOSS) BEFORE INCOME TAXES	(13,153)	14,518	(766)	599

INCOME (TAXES)/BENEFIT	(140)	69	—	(71)

NET INCOME/(LOSS)	$(13,293)	14,587	(766)	$528

EARNINGS/(LOSS) PER SHARE - BASIC	$(0.41)			$0.02

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	32,280,000			32,280,000

EARNINGS/(LOSS) PER SHARE-DILUTED	$(0.41)			$0.02

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED	32,280,000			32,591,000

(1)     As reported in Computer Horizons unaudited quarterly report on Form 10-Q for the six months ended June 30, 2006.

(2)     Derived from Computer Horizons unaudited financial information for the six months ended June 30, 2006

	Six Months Ended
	June 30, 2005
				Company Pro
	Company	Sale of	Pro Forma	Forma
	Historical (1)	RGII (2)	Adjustments	Consolidated
REVENUES:
Commercial	$99,321	$	$	$99,321
Federal	22,943	(22,943)		—
Chimes	13,375			13,375
Total	135,639	(22,943)	—	112,696

COSTS AND EXPENSES:
Direct costs	93,351	(12,249)		81,102
Selling, general & administrative	42,185	(9,090)	640 (e)	33,735
Amortization of intangibles	614	(536)		78
Special charges / (credits)	(790)	—		(790)
Goodwill impairment	—	—		—
Total Costs	135,360	(21,875)	640	114,125

INCOME/(LOSS) FROM OPERATIONS	279	(1,068)	(640)	(1,429)

OTHER INCOME/(EXPENSE):
Interest income	314	(35)		279
Interest expense	(19)	17		(2)
	295	(18)	—	277

INCOME/(LOSS) BEFORE INCOME TAXES	574	(1,086)	(640)	(1,152)

INCOME (TAXES)/BENEFIT	(200)	48.4	221 (f)	505

NET INCOME/(LOSS)	$374	(602)	(419)	$(647)

EARNINGS/(LOSS) PER SHARE - BASIC	$0.01			$(0.02)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	31,232,000			31,232,000

EARNINGS/(LOSS) PER SHARE-DILUTED	$0.01			$(0.02)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED	31,488,000			31,232,000

(1)     As reported in Computer Horizons unaudited quarterly report on Form 10-Q for the six months ended June 30, 2005.

(2)     Derived from Computer Horizons unaudited financial information for the six months ended June 30, 2005.

	Twelve Months Ended
	December 31, 2005
				Company Pro
	Company	Sale of RGII	Pro Forma	Forma
	Historical (1)	(2)	Adjustments	Consolidated
REVENUES:
Commercial	$195,435	$	$	$195,435
Federal	44,980	(44,980)		—
Chimes	28,421			28,421
Total	268,836	(44,980)	—	223,856

COSTS AND EXPENSES:
Direct costs	184,159	(24,572)		159,587
Selling, general & administrative	88,341	(17,805)	1,366 (e)	71,902
Amortization of intangibles	1,080	(1,001)		79
Special charges / (credits)	21,150	(618)		20,532
Goodwill impairment	—		—	—
Total Costs	294,730	(43,996)	1,366	252,100

INCOME/(LOSS) FROM OPERATIONS	(25,894)	(984)	(1,366)	(28,244)

OTHER INCOME/(EXPENSE):
Net (loss)/gain on investments	(1,180)	—		(1,180)
Interest income	849	(36)		813
Interest expense	(27)	21		(6)

INCOME/(LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	(26,252)	(999)	(1,366)	(28,617)

INCOME (TAXES)/BENEFIT	(20,168)	1,907	1,131 (f)	(17,130)

NET INCOME/(LOSS)	$(46,420)	908	(235)	$(45,747)

EARNINGS/(LOSS) PER SHARE - BASIC	$(1.48)			$(1.46)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	31,399,000			31,399,000

EARNINGS/(LOSS) PER SHARE-DILUTED	$(1.48)			(1.46)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED	31,399,000			31,399,000

(1)     As reported in Computer Horizons audited annual report on Form 10-K for the twelve months ended December 31, 2005.

(2)     Derived from Computer Horizons audited financial information for the twelve months ended December 31, 2005.

	Twelve Months Ended
	December 31, 2004
					Company Pro
	Company	Sale of RGII	Pro Forma		Forma
	Historical (1)	(2)	Adjustments		Consolidated
REVENUES:
Commercial	191,096	$	$		$191,096
Federal	48,339	(48,339)			—
Chimes	23,092				23,092
Total	262,527	(48,339)	—		214,188

COSTS AND EXPENSES:
Direct costs	180,606	(26,118)			154,488
Selling, general & administrative	85,141	(17,546)	1,482	(e)	69,077
Amortization of intangibles	1,695	(1,506)			189
Restructuring Charges	2,859	—			2,859
Special charges / (credits)	(939)	—			(939)
Goodwill impairment	20,306	—			20,306
Write- off of assets	910	—			910
Total Costs	290,578	(45,170)	1,482		246,890

INCOME/(LOSS) FROM OPERATIONS	(28,051)	(3,169)	(1,482)		(32,702)

OTHER INCOME/(EXPENSE):
Interest income	337	(16)			321
Interest expense	(103)	21			(82)
	234	5	—		239

INCOME/(LOSS) BEFORE INCOME TAXES	(27,817)	(3,164)	(1,482)		(32,463)

INCOME (TAXES)/BENEFIT	(2,690)	2,695	(3,483	)(f)	(3,478)

Loss before cumulative effect of miniority interest	(25,127)	(5,859)	2,001		(28,985)

Minority Interest	(45)	—			(45)

NET INCOME/(LOSS)	$(25,172)	(5,859)	2,001		$(29,030)

EARNINGS/(LOSS) PER SHARE - BASIC	$(0.82)				$(0.94)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	30,870,000				30,870,000

EARNINGS/(LOSS) PER SHARE-DILUTED	$(0.82)				$(0.94)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED	30,870,000				30,870,000

(1) As reported in Computer Horizons audited annual report on Form 10-K for the twelve months ended December 31, 2004.

(2) Derived from Computer Horizons audited financial information for the twelve months ended December 31, 2004.

	Twelve Months Ended
	December 31, 2003
					Company Pro
	Company	Sale of	Pro Forma		Forma
	Historical (1)	RGII (2)	Adjustments		Consolidated
REVENUES:
Commercial	$206,972	$	$		$206,972
Federal	18,220	(18,220)			—
Chimes	20,018				20,018
Total	245,210	(18,220)	—		226,990

COSTS AND EXPENSES:
Direct costs	173,198	(10,318)			162,880
Selling, general & administrative	80,634	(6,947)	747	(e)	74,434
Amortization of intangibles	1,084	(1,021)			63
Special charges / (credits)	10,113	—			10,113
Restructuring Charges	3,278	—			3,278
Total Costs	268,307	(18,286)	747		250,768

INCOME/(LOSS) FROM OPERATIONS	(23,097)	66	(747)		(23,778)

OTHER INCOME/(EXPENSE):
Gain/(loss) on sale of assets	(424)				(424)
Net (loss)/gain on investments	(432)				(432)
Interest income	529	(12)			517
Interest expense	(51)	11			(40)
	(378)	(1)	—		(379)

INCOME/(LOSS) BEFORE INCOME TAXES	(23,475)	65	(747)		(24,157)

INCOME (TAXES)/BENEFIT	(6,409)	(62)	(231	)(f)	(6,702)

Loss before cumulative effect of miniority interest	(17,066)	127	(516)		(17,455)

Minority Interest	(89)	—			(89)

NET INCOME/(LOSS)	$(17,155)	127	(516)		$(17,544)

EARNINGS/(LOSS) PER SHARE - BASIC	$(0.56)				$(0.58)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC	30,455,000				30,455,000

EARNINGS/(LOSS) PER SHARE-DILUTED	$(0.56)				$(0.58)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - DILUTED	30,455,000				30,455,000

(1) As reported in Computer Horizons audited annual report on Form 10-K for the twelve months ended December 31, 2003.

(2) Derived from Computer Horizons audited financial information for the twelve months ended December 31, 2003.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pro forma adjustments reflect only those adjustments which are supportable and directly attributable to the transaction and do not include the impact of contingencies.  Pro forma adjustments include the following ($ in thousands):

(a) To record cash proceeds consisting of $15.250 million consideration less $1 million placed in escrow, net of transaction costs of $969K.  The effect of the net asset adjustment of approximately $1.2 million outlined in exhibit 99.1 was not included in the pro forma financial statements because this adjustment reflects the net asset change from 6/30/06 to 9/29/06.

(b) To record cash receipts placed in escrow.

(c) To add back certain assets of Computer Horizons Corp. (“CHC”) which will be retained by CHC.

(d) Adjustment to Equity of $14,402,000 consists of net assets CHC sold to NetStar-1 of $19,219,000, and the pro-forma estimated loss as of June 30, 2006 on sale of RGII of $4,938,000.  Due to various changes in the Balance Sheet from June 30th to September 29th, the currently anticipated loss approximates $4.6 million.

(e) To add back previously allocated corporate general expenses and remove RGII specific legal expense incurred at corporate on behalf of RGII as follows:

	Corporate	RGII Legal	Total
	Allocation	Expense	Adjustment
Twelve Months Ended:
31-Dec-05	$1,809	$443	$1,366
31-Dec-04	1,767	285	1,482
31-Dec-03	747	—	747

Six Months Ended:
30-Jun-06	811	46	766
30-Jun-05	835	195	640

(f) Adjustments represent the impact to the consolidated provision for the sale of stock for RGII and AIM.  The consolidated provision was recalculated based upon the pro forma income before income taxes as presented above.  The pro forma income was determined as if RGII and AIM were no longer part of the consolidated group.  When preparing the pro forma provision calculation, the Company assumed that all permanent and temporary tax differences (including tax benefits), as originally stated in the provision from December 31, 2003 to June 30, 2006, would have remained with RGII and AIM.  Note that for the most part, RGII and AIM, were operated as a stand alone operation even within the consolidated group - except for the various pro forma adjustments.

Other assumptions made with respect to the calculation of the provision:

1. As of Dec 31, 2005, the stand alone operations of RGII and AIM would not have been required to create a valuation allowance as RGII and AIM had cumulative income for the past three years, as outlined within Accounting for Income Taxes, Financial Accounting Standard 109.  This is a different result with respect to the remaining operations as the Company did record a full valuation allowance at this time.

2. As of June 30, 2006, RGII would have reached a point of cumulative loss and therefore, under the guidelines outlined with Accounting for Income Taxes, Financial Accounting Standard 109, would be required to create a valuation allowance against its deferred tax assets.

Note that as of June 30, 2006, the Company is presenting the pro forma balance sheet as if all tax accounts for RGII and AIM were transferred to the parent as per the terms of the Stock Purchase Agreement, thus leaving no tax obligations, tax receivables or deferred taxes on the balance sheet of RGII and AIM.